UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

NEWMONT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E Layton Ave Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 863-7414

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 27, 2023, Newmont Corporation (“Newmont”) announced, in connection with its acquisition of Newcrest Mining Limited, the commencement of offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes (the “Existing Newcrest Notes”) issued by Newcrest Finance Pty Limited, a wholly owned subsidiary of Newmont (“Newcrest Finance” and, together with Newmont, the “Issuers”) for (1) up to $1.65 billion aggregate principal amount of new notes to be issued by the Issuers (the “New Newmont Notes”) and (2) cash to eligible purchasers. The New Newmont Notes will be guaranteed by Newmont USA Limited. In conjunction with the Exchange Offers, the Issuers are soliciting consents to adopt certain proposed amendments to each of the indentures governing the Existing Newcrest Notes to eliminate certain of the covenants, restrictive provisions, events of default and related provisions therein (each, a “Consent Solicitation” and collectively, the “Consent Solicitations”).

The New Newmont Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state or foreign securities laws. Therefore, the New Newmont Notes may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or applicable foreign securities laws. If the Exchange Offers are consummated, Newmont will enter into a registration rights agreement pursuant to which it will agree to use commercially reasonable efforts to file an exchange offer registration statement to allow for the exchange of the New Newmont Notes of each series for the same principal amount of exchange notes of the same series that are registered under the Securities Act or, in certain circumstances, register the resale of the New Newmont Notes.

A copy of the press release announcing the Exchange Offers and the Consent Solicitations is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 9.01. Financial Statements and Exhibits.

	(d)	Exhibits.

Exhibit No.		Description

99.1		Press release, dated November 27, 2023.
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: November 27, 2023	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary